UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2005

                               Intelli-Check, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                      001-15465               11-3234779
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

       246 Crossways Park West, Woodbury, NY                      11797
     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (d)   Appointment of a New Director.

      Effective as of September 6, 2005, on the recommendation of the Nominating Committee, the Board of Directors of Intelli-Check, Inc. (the "Company") appointed John E. Maxwell as a director, filling an existing vacancy on the board caused by the resignation of Thomas Prendergast, for a term expiring at the 2007 Annual Meeting of Shareholders. There are no arrangements or understandings between Mr. Maxwell and any other persons pursuant to which Mr. Maxwell was selected as a Director, nor are there any transactions to which the Company is a party and in which Mr. Maxwell had a material interest that are required to be disclosed under Item 404(a) of Regulation S-B. Mr. Maxwell has not been appointed to any committees of the Board at this time.

      A press release announcing Mr. Maxwell's election to the Board is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

    Exhibit No.   Description
    -----------   -----------

       99.1       Press release of  Intelli-Check, Inc. dated September 6, 2005.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTELLI-CHECK, INC.

                                 By: /s/ Frank Mandelbaum
                                     -------------------------------------------
                                     Name:  Frank Mandelbaum
                                     Title: Chairman and Chief Executive Officer

Dated:  September 9, 2005

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

                                  EXHIBIT INDEX

    Exhibit No.   Description
    -----------   -----------

       99.1       Press release of  Intelli-Check, Inc. dated September 6, 2005.





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